UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2014

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 N. Martingale Rd., Schaumburg, IL		60173
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously disclosed, Colleen O’Sullivan ceased serving as Senior Vice President and Chief Financial Officer of Career Education Corporation (the “Company”) effective as of the close of business on May 21, 2014. To provide for the orderly transition of the responsibilities of the Chief Financial Officer role, on June 10, 2014, the Company and Ms. O’Sullivan entered into a Transition and Separation Agreement and General Release (the “Agreement”) which provides that she will remain an employee through June 30, 2014, during which time she will continue to receive her current annual base salary of $380,000. Ms. O’Sullivan will thereafter be available for up to two hours per calendar week through December 31, 2014 to provide additional transition services, such as answering questions regarding the duties of the Chief Financial Officer and the Company’s financial reporting practices. In consideration of these transition arrangements and Ms. O’Sullivan’s participation in the Company’s Executive Severance Plan, the Agreement provides for a lump sum payment to Ms. O’Sullivan equal to one year of base salary as well as partially subsidized COBRA insurance premiums for a period of one year (so that Ms. O’Sullivan pays the same cost that a similarly situated active employee of the Company pays for such coverage), in addition to other benefits commensurate with Ms. O’Sullivan’s participation in the Executive Severance Plan, including outplacement assistance and a prorated cash annual incentive earned (if any) for 2014 (calculated in accordance with the method for determining the amount of annual cash incentive payable to other similarly situated active employees and paid in accordance with normal annual incentive program payment procedures).

The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits

10.1	Transition and Separation Agreement and General Release between the Company and Colleen O’Sullivan dated June 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Jeffrey D. Ayers
Jeffrey D. Ayers
Senior Vice President, General Counsel and Corporate Secretary

Dated: June 13, 2014

Exhibit Index

Exhibit Number	Description of Exhibits

10.1	Transition and Separation Agreement and General Release between the Company and Colleen O’Sullivan dated June 10, 2014